- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 13, 1996

                       Advanta Mortgage Loan Trust 1996-2
             (Exact name of registrant as specified in its charter)


          New York                     33-95006          Application Pending

(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
         Incorporation)                 Number)           Identification No.)

     c/o Advanta Mortgage Conduit
             Services, Inc.                                             92127
      Attention: Milton Riseman
      16875 West Bernardo Drive                                      (Zip Code)
           San Diego, California
    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (619) 674-1800


     500 Office Center Drive, Suite 400, Ft. Washington, Pennsylvania 19043

         (Former name or former address, if changed since last report)
- --------------------------------------------------------------------------------

         Item 5.  Other Events

         Filing of Financial Guaranty Insurance Company
         Financials and Consent of Experts

                  In connection with the offering of Advanta Mortgage Loan Trust 1996-2, Mortgage Loan Asset-Backed Certificates, Series 1996-2, described in a Prospectus Supplement dated as of May 13, 1996, the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.4.


                  The December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company are attached hereto as Exhibit 99.3.

                  The March 31, 1996 unaudited financial statements of Financial Guaranty Insurance Company are attached hereto as Exhibit 99.4.


         Item 7.  Financial Statements and Exhibits

                    (c)    Exhibits

                           The following are filed herewith. The exhibit numbers
 correspond with Item 601(b) of Regulation S-K.


Exhibit No.                Description
- -----------                -----------
23.4                       Consent of KPMG Peat Marwick LLP with respect to
                           inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.

99.3 Financial Guaranty Insurance Company December 31, 1995 and 1994 financial statements.

99.4 Financial Guaranty Insurance Company March 31, 1996 unaudited financial statements.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  ADVANTA MORTGAGE LOAN TRUST 1996-2

                  By:      Advanta Mortgage Conduit Services, Inc., as Sponsor


                               By:   /s  Mark Casale
                                  ------------------------
                                 Name:  Mark Casale
                                 Title: Vice-President




Dated:  May 13, 1996

                                 Exhibit Index

                             Description of Exhibit

Exhibit No.                Description

23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.


99.3 Financial Guaranty Insurance Company December 31, 1995 and 1994 financial statements.

99.4 Financial Guaranty Insurance Company March 31, 1996 unaudited financial statements.